                                                                      EXHIBIT 24



                         PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                /s/ Howard H. Baker, Jr.
                                                Howard H. Baker, Jr.

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ W. L. Lyons Brown, Jr.
                                                     W. L. Lyons Brown, Jr.

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ H. John Greeniaus
                                                     H. John Greeniaus

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ Forrest R. Haselton
                                                     Forrest R. Haselton

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ Berdon Lawrence
                                                     Berdon Lawrence

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ James L. Pate
                                                     James L. Pate

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ James J. Postl
                                                     James J. Postl

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ Terry L. Savage
                                                     Terry L. Savage

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ Brent Scowcroft
                                                     Brent Scowcroft

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ Gerald B. Smith
                                                     Gerald B. Smith

                          PENNZOIL-QUAKER STATE COMPANY

                                POWER OF ATTORNEY


         WHEREAS, PENNZOIL-QUAKER STATE COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Act"), an Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as prescribed by the Commission pursuant to the act and the rules and regulations of the Commission promulgated thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said Annual Report;

         NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint MICHAEL J. MARATEA, THOMAS P. KELLAGHER and JAMES J. POSTL and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others, and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer, or both, as the case may be, of the Company, said Annual Report and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of March, 2001.


                                                     /s/ Lorne R. Waxlax
                                                     Lorne R. Waxlax